SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 6, 2004

Cooper Cameron Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13884	76-0451843
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1333 West Loop South, Suite 1700, Houston, Texas 77027

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (713) 513-3300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events
Item 7. Financial Statement and Exhibits
SIGNATURE
Press Release dated May 6, 2004

Item 5. Other Events

See Press Release dated May 6, 2004 entitled “Cooper Cameron Prices $230 Million of Convertible Securities”, attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7. Financial Statement and Exhibits

The following are being furnished as exhibits to this report.

Exhibit 99.1	Press Release of Cooper Cameron Corporation, dated May 6, 2004 — Cooper Cameron Prices $230 Million of Convertible Securities.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COOPER CAMERON CORPORATION
By:	/s/ William C. Lemmer
William C. Lemmer
Vice President, General Counsel and Secretary

Date: May 6, 2004

EXHIBIT INDEX

Exhibit
Number	Description
Exhibit 99.1	Press Release of Cooper Cameron Corporation, dated May 6, 2004 — Cooper Cameron Prices $230 Million of Convertible Securities